Exhibit 99.1

Humacyte Announces Pricing of $60.0 Million Oversubscribed Registered Direct Offering

DURHAM, N.C., October 7, 2025 – Humacyte, Inc. (Nasdaq: HUMA), a commercial-stage biotechnology platform company developing universally implantable, bioengineered human tissues at commercial scale, today announced that it entered into a securities purchase agreement with certain fundamental institutional investors to purchase approximately $60.0 million worth of its common stock and warrants in an oversubscribed registered direct offering.

Under the terms of the securities purchase agreement, the Company has agreed to sell 28,436,018 shares of its common stock and warrants to purchase 28,436,018 shares of common stock. The warrants will become exercisable 180 days following the date of issuance, have an exercise price of $2.11 per share, and will expire on April 7, 2031. The purchase price for one share of common stock and one warrant will be $2.11.

The gross proceeds to the Company from the registered direct offering are estimated to be approximately $60.0 million, before deducting the placement agent’s fees and other estimated offering expenses. The offering is expected to close on or about October 8, 2025, subject to the satisfaction of customary closing conditions.

D. Boral Capital LLC is acting as exclusive placement agent for the offering.

The proposed offering of the common stock and warrants described above is being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-290231), and the accompanying prospectus contained therein, filed with the Securities and Exchange Commission (SEC) and declared effective by the SEC on September 22, 2025.

The offering is being made only by means of a prospectus supplement and accompanying prospectus. A prospectus supplement describing the terms of the public offering will be filed with the SEC and will form a part of the effective registration statement.

Copies of the prospectus supplement and the accompanying prospectus relating to this offering may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting D. Boral Capital LLC Attention: Syndicate Department, 590 Madison Avenue, 39th Floor, New York, NY 10022, by email at syndicate@dboralcapital.com, or by telephone at (212) 970-5150.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Humacyte

Humacyte, Inc. (Nasdaq: HUMA) is developing a disruptive biotechnology platform to deliver universally implantable bioengineered human tissues, advanced tissue constructs, and organ systems designed to improve the lives of patients and transform the practice of medicine. The Company develops and manufactures acellular tissues to treat a wide range of diseases, injuries, and chronic conditions. Humacyte’s Biologics License Application for the acellular tissue engineered vessel (ATEV) in extremity vascular trauma was approved by the Food and Drug Administration (FDA) in December 2024. ATEVs are also currently in late-stage clinical trials targeting other vascular applications, including arteriovenous (AV) access for hemodialysis and peripheral artery disease (PAD). Preclinical development is also underway in coronary artery bypass grafts, pediatric heart surgery, treatment of type 1 diabetes, and multiple novel cell and tissue applications. Humacyte’s 6mm ATEV for AV access in hemodialysis was the first product candidate to receive the FDA’s Regenerative Medicine Advanced Therapy (RMAT) designation and has also received FDA Fast Track designation. Humacyte’s 6mm ATEV for urgent arterial repair following extremity vascular trauma and for advanced PAD also have received RMAT designations. The ATEV received priority designation for the treatment of vascular trauma by the U.S. Secretary of Defense.

For uses other than the FDA approval in the extremity vascular trauma indication, the ATEV is an investigational product and has not been approved for sale by the FDA or any other regulatory agency.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although Humacyte believes that it has a reasonable basis for each forward-looking statement contained in this press release, Humacyte cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which Humacyte cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the timing and satisfaction of customary closing conditions of the offering; the anticipated use of proceeds from the offering; our plans and ability to commercialize Symvess and, if approved by regulatory authorities, our product candidates, successfully and on our anticipated timelines; the degree of market acceptance of and the availability of third-party coverage and reimbursement for Symvess and, if approved by regulatory authorities, our product candidates; our ability to manufacture Symvess and, if approved by regulatory authorities, our product candidates in sufficient quantities to satisfy our clinical trial and commercial needs; the anticipated benefits of our ATEVs relative to existing alternatives; our plans and ability to execute product development, process development and preclinical development efforts successfully and on our anticipated timelines; our ability to design, initiate and successfully complete clinical trials and other studies for our product candidates and our plans and expectations regarding our ongoing or planned clinical trials; the anticipated characteristics and performance of our ATEVs; the implementation of our business model and strategic plans for our business; our ability to execute and achieve the expected benefits of our cost-saving measures and whether our efforts will result in further actions or additional asset impairment charges that adversely affect our business; and the timing or likelihood of regulatory filings, acceptances and approvals. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, changes in applicable laws or regulations, the possibility that Humacyte may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and Form 10-Q for the quarter ended June 30, 2025, each filed by Humacyte with the SEC, and in future SEC filings. Most of these factors are outside of Humacyte’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Except as required by law, we have no current intention of updating any of the forward-looking statements in this press release. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Humacyte Investor Contact:

Joyce Allaire

LifeSci Advisors LLC

+1-617-435-6602

jallaire@lifesciadvisors.com

investors@humacyte.com

Humacyte Media Contact:

Rich Luchette

Precision Strategies

+1-202-845-3924

rich@precisionstrategies.com

media@humacyte.com